UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SHARPLINK GAMING LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHARPLINK GAMING LTD.

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

Dear Shareholder,

You are cordially invited to attend an extraordinary general meeting (the “Meeting”) of the shareholders of SharpLink Gaming Ltd., an Israeli corporation (“SharpLink” or the “Company”), to be held on October 17, 2023, beginning at 11:00 a.m. Central Time, at the corporate headquarters of the Company located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

The enclosed Notice of Extraordinary General Meeting of Shareholders and the accompanying proxy statement (“Proxy Statement”) included within the following pages, describe in detail the matters to be acted upon at the Meeting.

Only shareholders who held shares at the close of business on September 28, 2023, are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

The Company’s Board of Directors recommends a vote “FOR” each of the proposals set forth in the notice.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure action by a quorum and to avoid the expense of additional solicitation in connection with the vote on each proposal. Accordingly, after reading the enclosed Notice of Extraordinary General Meeting of Shareholders and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card by means of the envelope provided, or otherwise vote by telephone or over the Internet in accordance with the instructions given in the Proxy Statement and on the proxy card.

Very truly yours,

/s/ Joseph Housman
Joseph Housman
Chairman of the Board

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

to be held on October 17, 2023

YOUR VOTE IS VERY IMPORTANT

TO THE SHAREHOLDERS OF SHARPLINK GAMING LTD.:

An Extraordinary General Meeting of the Shareholders (the “Meeting”) of SharpLink Gaming, Ltd., an Israeli corporation (“SharpLink” or the “Company”), will be held on October 17, 2023 at 11:00 a.m. Central Time at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

At the Meeting, SharpLink’s shareholders will be asked to vote on the following proposals (the “Proposals”):

●	Proposal No. 1 – to adopt an amendment to the Company’s amended and restated articles of association (the “Articles”) to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share and to approve a corresponding amendment to the Company’s Memorandum of Association;

●	Proposal No. 2 – to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above; and

●	To transact any other business that may be properly brought before the Meeting or any continuation, adjournment or postponement thereof.

Proposal No. 1 is being presented for approval at the Meeting because it is necessary for the Company to implement the plan submitted to the Nasdaq Capital Market (“Nasdaq”) to regain compliance with Nasdaq’s minimum total stockholders’ equity of $2.5 million (the “Rule”) required for the continued listing of the Company’s Ordinary Shares on Nasdaq.

We currently are unaware of any other matters that may be raised at the Meeting. Should any other matters be properly raised at the Meeting, the persons designated as proxies shall vote according to their own judgement on those matters.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this notice. The SharpLink Board of Directors has fixed the close of business on September 28, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this Meeting and at any adjournment or postponement thereof. Accordingly, only SharpLink shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the Meeting. It is anticipated that on or about September 29, 2023, the Company shall commence mailing to all shareholders of record, as of the Record Date, this proxy notice, Proxy Statement and related proxy card.

As of September 25, 2023, there were 2,833,734 outstanding Ordinary Shares. Pursuant to the terms of Article 7.2.4 of our Articles, holders of our Preferred A-1 Shares are also entitled to vote on all matters submitted to a vote of our Ordinary Shares (on an as-converted basis, but with respect to any shareholder only up to the number of votes equal to the number of Ordinary Shares into which the Preferred A-1 shares would be convertible in accordance with the Beneficial Ownership Limitation, which is defined in our Articles as an aggregate of 9.99% of the number of our Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares issuable upon conversion of the voting convertible securities beneficially held by the applicable shareholder). For more information, see “Principal Shareholders of SharpLink” below.

The Board of Directors of SharpLink has unanimously resolved to recommend that the shareholders of SharpLink vote “FOR” the Proposals included on the agenda of the Meeting.

The approval of the Proposal 1 set forth above requires the affirmative vote of holders of at least 75% of the Company’s Ordinary Shares (on an as-converted basis, subject to the Beneficial Ownership Limitation) voted in person or by proxy at the Meeting on the Proposal presented for passage. The approval of the Proposal 2 set forth above requires the affirmative vote of holders of at least 50% of the Company’s Ordinary Shares (on an as-converted basis, subject to the Beneficial Ownership Limitation) voted in person or by proxy at the Meeting on the Proposal presented for passage. Eligible shareholders may present proper proposals for inclusion in the Meeting by submitting their proposals to SharpLink no later than September 29, 2023. To the extent that there are any additional agenda items that the SharpLink Board of Directors determines to add as a result of any such submission, SharpLink will publish an updated agenda and proxy card with respect to the meeting, no later than October 6, 2023, which will be filed with the SEC on form DEFA 14A, and will be made available to the public on the SEC’s website at www.sec.gov.

You can vote by (i) mailing in your proxy, (ii) attending the meeting in person, (iii) telephone or (iv) the Internet. If voting by mail, the proxy must be received by our transfer agent at least 48 hours prior to the appointed time of the Meeting or at our registered office in Minneapolis, Minnesota, USA at least four hours prior to the appointed time of the Meeting to be validly included in the tally of shares voted at the Meeting. If you attend the Meeting, you may vote in person. Detailed proxy voting instructions are provided both in the Proxy Statement and on the enclosed proxy card.

Joint holders of Ordinary Shares should note that, pursuant to Article 28.6 of SharpLink’s Articles, the right to vote at the Meeting will be conferred exclusively upon the senior owner among the joint owners attending the Meeting, in person or by proxy, and for this purpose, seniority will be determined by the order in which the names appear in our register of shareholders.

Date: September 26, 2023	By Order of the Board of Directors,

/s/ Joseph Housman
Joseph Housman
Chairman of the Board SharpLink Gaming Ltd.

SHARPLINK GAMING LTD.

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SharpLink Gaming Ltd. (“SharpLink,” “we,” or the “Company”) to be voted at the Extraordinary General Meeting of Shareholders (the “Meeting”) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders of SharpLink. The Meeting will be held at 11:00 a.m. Central Time on October 17, 2023 at SharpLink’s corporate headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, and thereafter as it may be adjourned or postponed from time to time.

The agenda of the Meeting is to:

●	consider and vote on Proposal No. 1, to adopt an amendment to the Company’s amended and restated articles of association (the “Articles”), to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share and to approve a corresponding amendment to the Company’s Memorandum of Association;

●	consider and vote on Proposal No. 2, to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above; and

●	transact any other business that may be properly brought before the Meeting or any continuation, adjournment or postponement thereof.

SharpLink’s Board of Directors unanimously resolved to recommend that you vote FOR each of the foregoing proposals, which are more fully described below.

Proposal No. 1 is being presented for approval at the Meeting because they are necessary for the Company to implement the plan submitted to the Nasdaq Capital Market (“Nasdaq”) to regain compliance with Nasdaq’s minimum total stockholders’ equity of $2.5 million (the “Rule”) required for the continued listing of the Company’s Ordinary Shares on Nasdaq.

We are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies intend to vote on such matters in accordance with the judgement of the SharpLink Board of Directors.

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE EXTRAORDINARY GENERAL MEETING, SharpLink ASKs YOU TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR TO VOTE BY TELEPHONE OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2023.

ABOUT THIS PROXY STATEMENT

No one has been authorized to provide you with information that is different from that contained in this Proxy Statement. This Proxy Statement is dated September 26, 2023. The information contained in this Proxy Statement is accurate only as of that date, unless the information specifically indicates that another date applies.

GENERAL INFORMATION ABOUT VOTING

Proxy Materials

Why am I receiving these materials?

As a shareholder, you are invited to participate in the Meeting and are requested to vote on the proposal described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is included in these materials?

The proxy materials include:

●	The Notice of Extraordinary General Meeting of Shareholders;

●	The Proxy Statement; and

●	the proxy card and voting instructions for the Meeting.

How can I access the proxy materials over the Internet?

The Proxy Statement and the proxy card will contain instructions on how to:

●	access and view our proxy materials for the Meeting over the Internet; and

●	how to vote your shares.

If you choose to receive our future proxy materials electronically, it will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials electronically, you will receive an e-mail next year with instructions containing a link to the website where those materials are available. Your election to receive proxy materials electronically will remain in effect until you terminate it.

What shares are included on the proxy card?

If you are a shareholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form. If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.

Voting Information

What items of business will be voted on at the Meeting?

The item of business scheduled to be voted on at the Meeting is:

●	Proposal 1: to adopt an amendment to the Company’s Articles to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share and to approve a corresponding amendment to the Company’s Memorandum of Association;

●	Proposal 2: to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above; and

●	To transact any other business that may be properly brought before the Meeting or any continuation, adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares:

●	“FOR” Proposal 1, to increase the number of authorized Ordinary Shares from 9,290,000 to 100,000,000. The purpose of the increase to the Company’s authorized Ordinary Shares is to provide SharpLink with the flexibility to conduct future issuances of Ordinary Shares in connection with capital raises, funding the Company’s business operations, potential future acquisitions and strengthening its cash position. The Company will seek to do a capital raise which will be necessary as part of the plan submitted to the Nasdaq Capital Market (“Nasdaq”) to regain compliance with Nasdaq’s minimum total stockholders’ equity of $2.5 million required for the continued listing of the Company’s Ordinary Shares on Nasdaq.
●	“FOR” Proposal 2, to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above.

What is the relationship between this proxy statement and the proxy statement contained in the proxy statement/prospectus included in the Registration Statement on n Form S-4 filed by the Company on June 15, 2023 (file number: 333-272655-01), as amended (the “Form S-4”)?

This proxy statement and the proxy statement included in the Form S-4 are separate and serve two distinct purposes. The primary purpose of proxy statement in the S-4 is to solicit the approval of the Company’s shareholders on a domestication merger, so the Company could re-domesticate from Israel to the State of Delaware. We expect the meeting with respect to the proxy statement included in the S-4 to be held after this Meeting.

The purpose of this proxy statement is to seek the approval of the Company’s shareholders on the increase of the Company’s authorized Ordinary Shares so the Company could regain compliance with Nasdaq’s minimum total stockholders’ equity of $2.5 million required for continued listing of the Company’s Ordinary Shares on Nasdaq.

What is the difference between being a “record holder” and holding shares in “street name?”

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker or other nominee on a person’s behalf.

Am I entitled to vote if my shares are held in “street name?”

If your shares are held by a bank, a brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being forwarded to you by your bank, brokerage firm or other nominee, or the record holder, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to the record holder, and the broker, bank or other nominee is not entitled to exercise its voting discretion on the matter, the shares will be treated as “broker non-votes.” See “How will broker non-votes be treated” below. You are also invited to attend the Meeting in accordance with the procedure set forth below under “How do I vote”.

How do I vote?

SharpLink shareholders may vote in any of the manners below:

●	Voting in Person. If your shares are registered directly in your name with the SharpLink transfer agent (i.e., you are a “record holder”), you may attend and vote in person at the Meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, trustee or nominee (i.e., your shares are held in “street name”), you are invited to attend the Meeting; however, to vote in person at the Meeting as a beneficial owner, you must first obtain a “legal proxy” from your broker, bank, trustee or nominee authorizing you to do so.

●	Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee.

●	Voting by Phone or the Internet. You may authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card.

If voting by virtue of a “legal proxy” or by mail, the proxy must be received by SharpLink’s proxy service provider Broadridge at least 48 hours prior to the appointed time of the Meeting or at SharpLink’s registered office in Minneapolis, Minnesota at least four (4) hours prior to the appointed time of the Meeting to be validly included in the tally of Ordinary Shares voted at the Meeting.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. According to SharpLink’s Articles, the quorum required for an extraordinary general meeting of shareholders consists of two or more shareholders present, in person or by proxy, who hold shares, in the aggregate, conferring at least 33 1/3 percent of the voting rights in SharpLink. If such quorum is not present within half an hour from the time scheduled for the Meeting, the Meeting will be adjourned for one week to the same day, time and place. If a quorum is not present at the reconvened meeting within half an hour from the time appointed for holding the meeting, any two shareholders present in person or by proxy shall be a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Proxies where the broker has not received instructions on how to vote on at least one of the Proposals will not count towards the quorum. However, if a proxy is returned with a vote on at least one Proposal from the broker, even if the broker has not received instructions on how to vote with respect to the other Proposals, the proxy shall count toward the quorum. See “If I am a beneficial owner and have not submitted instructions to my bank, broker or other nominee, what impact does that have on the Proposals?” below. Abstentions will also be counted towards the quorum requirement.

Who can attend the Meeting?

All SharpLink shareholders of record as of the close of business on the record date, September 28, 2023, may attend the Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Ordinary Share that you own as of the record date of the Meeting.

Can I change my vote after I submit my proxy?

If you are a record holder as of the record date, you may revoke your proxy and change your vote at any time before your proxy is actually voted:

●	by signing and delivering another proxy with a later date;

●	by providing us a written notice of such revocation at least one hour prior to or at the Meeting; or
●	by voting in person at the Meeting so long as you provide us a written notice of the revocation at least one hour before your proxy is voted or before you vote in person at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting the record holder, or, if you have obtained a legal proxy from the record holder giving you the right to vote your shares, by attending the Meeting and voting in person.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “For” and “Against” votes and abstentions.

What is the voting requirement to approve the proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: to approve and adopt an amendment to the Articles to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares to 100,000,000 Ordinary Shares and to approve a corresponding amendment to the Company’s Memorandum of Association	Affirmative vote of at least 75% of shares present and entitled to vote in person or by proxy	No

Proposal 2: adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above	Affirmative vote of at least 50% of shares present and entitled to vote in person or by proxy	No

What if I do not specify how my shares are to be voted?

If you are a record holder and submit a signed proxy but do not indicate any voting instructions, the proxy holders will vote in accordance with the recommendations of SharpLink’s Board of Directors.

If you are a beneficial owner of shares held in street name and do not instruct your broker, bank or other nominee how to vote, the broker may exercise its voting discretion with regard to your shares only on “routine” proposals and not on “non-routine” proposals. However, each Proposal set forth in this Proxy Statement is a “non-routine” proposal, and as a result, if beneficial owners do not provide voting instructions as to how their shares should be voted on each Proposal, the banks, brokers, or other nominees are not permitted to exercise discretionary voting and therefore will not vote on either of the Proposals and the shares will not be counted towards the quorum.

If I am a beneficial owner and have not submitted instructions to my bank, broker or other nominee, what impact does that have on the Proposals?

If you fail to provide instructions, your bank, broker or other nominee will not vote on the Proposals. In a situation where all of the proposals are non-routine, as is the case in this Proxy Statement, the failure to provide instructions to the broker will result in your shares not being present at the Meeting and not being voted on the Proposals or counted as part of the quorum. In some cases, this could result in there not being enough shares present to constitute a quorum to hold the Meeting.

What is abstention and how will abstentions be treated?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstained shares are treated as shares present for quorum purposes but will have no effect on the vote on the Proposal.

Will any other business be conducted at the Meeting?

As of the date of this proxy statement, SharpLink knows of no other business that will be presented at the Meeting. If any other matter arises and is presented properly to the shareholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment, subject to the rules applicable to broker discretionary voting.

In accordance with the Israeli Companies Law 5759-1999, and regulations promulgated thereunder (the “Israeli Companies Law”), any shareholder of SharpLink holding at least one percent of the outstanding voting rights of SharpLink for the meeting may submit to SharpLink a proposed additional agenda item for the meeting, to SharpLink’s offices, which are located at 333 Washington Ave. N, Suite 104, Minneapolis, Minneapolis 55401, by no later than September 29, 2023. To the extent that there are any additional agenda items that the SharpLink Board of Directors determines to add as a result of any such submission, SharpLink will publish an updated agenda and proxy card with respect to the meeting, no later than October 6, 2023, which will be furnished to the SEC, on Form DEFA 14A, and will be made available to the public on the SEC’s website at www.sec.gov.

Who is paying for this proxy solicitation?

SharpLink will bear the cost of soliciting proxies. In addition to these proxy materials, SharpLink’s directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. SharpLink may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you are a SharpLink shareholder and would like additional copies, without charge, of this proxy statement, or if you have questions about the Proposals, including the procedures for voting your shares, you should contact SharpLink at the following address:

SharpLink Gaming Ltd.

333 Washington Ave. N, Suite 104

Minneapolis, Minnesota 55401

Attention: Chief Financial Officer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 25, 2023 regarding the beneficial ownership by our management and all shareholders known to us to own beneficially more than 5% of our Ordinary Shares:

Name (1)	Number of Ordinary Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares(3)
Principal Shareholders
Alpha Capital Anstalt (“Alpha”)(4) (5)	283,081	9.99%

Executive Officers
Rob Phythian, CEO(6)	77,586	2.7%
Chris Nicholas, COO(7)	142,620	5.0%
Robert DeLucia, CFO(8)	6,945	*
David Abbott, CTO(9)	7,638	*
Non-Employee Directors
Paul Abdo(10)	116,290	4.1%
Joe Housman(11)	26,443	*
Tom Doering	—	—
Scott Pollei	—	—
Adrienne Anderson	—	—
All directors and executive officers as a group	377,522	13.3%

* Indicates less than 1%.

1	Unless otherwise indicated, such individual’s address is C/O SharpLink Gaming Ltd., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

2	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Ordinary shares relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

3	Percentages are calculated based on 2,833,734 Ordinary Shares issued and outstanding as of September 25, 2023, less 90 Ordinary Shares held as treasury stock. This represents a total number of 2,833,644.

4	Beneficial ownership reflects the maximum number of Ordinary Shares that may be acquired by Alpha subject to the Beneficial Ownership Limitation. Pursuant to the Company’s records, Alpha owns of record (i) 101,406 Ordinary Shares, (ii) 12,481 Preferred B Shares, (iii) regular warrant to purchase 266,667 Ordinary Shares at an exercise price of $0.60 per share, (iv) the Debenture convertible to up to 1,391,798 Ordinary Shares (consisting of 1,053,337 Conversion Shares to be issued at $4.0704 per share (the “Conversion Price”), and 338,461 interest shares which may be issued at $3.90 per share, the closing price of our Ordinary Shares as of April 20, 2023, assuming all permissible interest and principal payments are made in Ordinary Shares and the Debenture is held until maturity), and (v) warrant to purchase up to 880,000 Ordinary Shares at an exercise price of $4.0704 per share..

5	Alpha’s address is Altenbach 8, 9490 Vaduz, Principality of Liechtenstein.

6	Includes 972 Ordinary Shares issuable upon exercise of options within 60 days.

7	Includes 1,667 Ordinary Shares issuable upon exercise of options within 60 days.

8	Includes 1,112 Ordinary Shares issuable upon exercise of options within 60 days.

9	Includes 1,389 Ordinary Shares issuable upon exercise of options within 60 days.

10	Includes 74 Ordinary Shares issuable upon exercise of options within 60 days, and 82,793 Ordinary Shares indirectly owned by Mr. Abdo through Abdo Investments II, Inc., a Minnesota corporation. Mr. Abdo is a director of Abdo Investments II, Inc.

11	Includes 74 Ordinary Shares issuable upon exercise of options within 60 days.

PROPOSAL NO. 1

INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY

On September 26, 2023, the Board of Directors unanimously recommended that the Company’s shareholders approve an amendment to Article 2.4 of our amended and restated Articles of Association to increase our authorized share capital from 9,290,000 Ordinary Shares, NIS 0.60 par value (the “Ordinary Shares”), to 100,000,000 Ordinary Shares, NIS 0.60 par value; and approve a corresponding amendment to the Company’s Memorandum of Association.

The Board has determined that these amendments are in the best interests of the Company and our shareholders.

Purpose for the Proposal to Increase the Authorized Share Capital

On May 23, 2023, the Company received a notice from the Nasdaq Listing Qualifications Department stating that the Company is no longer in compliance with the equity standard for continued listing on Nasdaq. Nasdaq Listing Rule 5550(b)(1) (the “Rule”) requires listed companies to maintain stockholders’ equity of at least $2,500,000 under the equity standard. Because the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 reported stockholders’ equity of $1,489,034, and as of May 22, 2023 the Company did not meet the alternative standards for market value of listed securities or net income from continuing operations, the Company no longer complied with the Rule.

Nasdaq provided the Company with 45 calendar days, or until July 7, 2023, to submit a plan to regain compliance with the Rule. Our Board of Directors contemplated various solutions and actions to increase our stockholders’ equity. The Company timely submitted its plan and relevant materials to Nasdaq (the “Nasdaq Submission”) and requested an extension through November 20, 2023 to evidence compliance with the Rule. The Nasdaq Submission included, among other things an equity raise with net offering proceeds between $6 million and $8 million, that the Company believes, if consummated, will enable the Company to regain compliance.

On August 3, 2023, the Company received a determination letter (the “Nasdaq Letter”) from Nasdaq advising it that Nasdaq determined to grant the Company an extension to regain compliance with the Rule on or before November 20, 2023. The terms of the extension require that on or before November 20, 2023, the Company must take the actions set forth in the Nasdaq Submission to evidence compliance with the Rule. The Company’s ability to conduct a public offering, as stated in the Nasdaq Submission, requires that we increase the authorized shares so that we have sufficient shares to issue in such a public offering.

Even if the Company meets the conditions of the Nasdaq Letter by November 20, 2023, if the Company fails to evidence compliance upon filing its periodic report for the year ended December 31, 2023, with the SEC, the Company may receive a written notification from Staff that its securities will be delisted. At that time, the Company may appeal Staff’s determination to a Hearings Panel. The Nasdaq Letter had no immediate effect on the listing of the Company’s Ordinary Shares, and the Ordinary Shares continue to trade uninterrupted under the symbol “SBET” pending the Company’s compliance with the terms of the Nasdaq Letter.

Increase in Authorized but Unissued Ordinary Shares

Under the Israeli Companies Law, a company may not issue shares in excess of its registered share capital. The Company wishes to have a sufficient reserve of authorized but unissued Ordinary Shares available to issue shares in the public offering contemplated in the Nasdaq Submission, for future offerings of its Ordinary Shares to raise capital to fund its business operations and strengthen its cash position. Increasing the authorized shares to allow for future public offerings as contemplated in the Nasdaq Submission, is a critical step in the Company’s ability to regain compliance with Nasdaq’s minimum total stockholders’ equity of $2.5 million required for continued listing. If the Company does not get approval to increase the authorized shares, the Company may not be able to meet the conditions of the Nasdaq Letter by November 20, 2023, and its Ordinary Shares may be subject to delisting.

Our Board believes that it is in the best interests of the Company to increase of number of authorized Ordinary Shares in order to give us greater flexibility in considering and planning for our business needs, and in raising capital to aid us in regaining compliance with the Rule.

Our Board may issue additional Ordinary Shares only if the action is permissible under Israeli law and the rules of Nasdaq, on which our Ordinary Shares are listed.

Our authorized capital currently consists of 9,290,000 ordinary shares, NIS 0.60 par value and 710,000 preferred shares, NIS 0.60 par value, of which 80,000 Preferred Shares are designated as Series A Preferred Shares, 260,000 Preferred Shares are designated as Series A-1 Preferred Shares, and 370,000 Preferred Shares are designated as Series B Preferred Shares.

As of September 25, 2023, of the 9,290,000 Ordinary Shares that are currently included in our authorized capital, 2,833,734 Ordinary Shares are outstanding and 2,722,981 are reserved for issuance. The 2,722,981 Ordinary Shares that we have reserved for issuance are comprised of (1) 450,644 Ordinary Shares issuable upon exercise of outstanding stock options; (2) 1,146,667 Ordinary Shares issuable upon the exercise of warrants; and (3) 1,125,670 Ordinary Shares issuable upon the conversion of the Debenture and outstanding Preferred Shares. Therefore, the Company currently has 3,733,285 Ordinary Shares available for issuance, which will not be sufficient to cover the Company’s needs.

The additional Ordinary Shares created by the increase in our registered share capital and number of authorized Ordinary Shares will be available for issuance by the Board for various corporate purposes, including but not limited to, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions. In order to meet Nasdaq’s continued listing requirements, we anticipate that we will need to complete an equity offering prior to November 20, 2023. In addition, the increase is also necessary to ensure the availability of a sufficient number of authorized Ordinary Shares for possible future conversion of convertible financial instruments into Ordinary Shares or restructuring of Company debt. Moreover, having sufficient additional authorized Ordinary Shares available for future use will allow the Company to issue additional Ordinary Shares without the expense and delay of arranging another extraordinary meeting of shareholders.

Possible Effects of the Amendment and Additional Anti-Takeover Consideration

If the amendment to the Articles to increase the authorized shares is approved, the additional authorized Ordinary Shares would be available for issuance at the discretion of the Board and without further shareholder approval, except as may be required by law or in compliance with Nasdaq Listing Rules.

The additional authorized Ordinary Shares would have the same rights and privileges as the Ordinary Shares currently issued and outstanding. Holders of our Ordinary Shares have no preemptive rights.

The issuance of additional Ordinary Shares may, among other things, have a dilutive effect on earnings per share and on shareholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Ordinary Shares, or the perception that these sales might occur, could adversely affect the prevailing market price of our Ordinary Shares or limit our ability to raise additional capital.

Although this proposal to increase the authorized number of Ordinary Shares has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the shareholders might otherwise receive a premium for their Ordinary Shares over then current market prices. The Company would be able to use the additional Ordinary Shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could sell Ordinary Shares in a private transaction to purchasers who would oppose a takeover or favor the current Board.

In addition, certain provisions of the Israeli Companies Law or our Articles may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. Those provisions include: (i) limiting the ability of our shareholders to convene general meetings of the Company; (ii) controlling procedures for the conduct of shareholder and Board meetings, including quorum and voting requirements; and (iii) the election and removal of directors. It may also, in some circumstances, together with the other provisions of our Articles and Israeli law, deter or delay potential future merger, acquisition, tender or takeover offers, proxy contests or changes in control or management of the Company, some of which could be deemed by certain shareholders to be in their best interests and which could affect the price some investors are willing to pay for our Ordinary Shares.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to amend the Articles to increase the number of Ordinary Shares authorized from 9,290,000 to 100,000,000 and to authorize a corresponding amendment to the Company’s Memorandum of Association.”

Vote Required

This Proposal No. 1 requires the affirmative vote of the holders of at least 75% of the outstanding Ordinary Shares represented at the Meeting, in person or by proxy, and voting thereon. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of Proposal No. 1.

PROPOSAL NO. 2

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows the Board to submit a proposal at the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Proposal No. 1. The purpose of the adjournment proposal would be to provide more time for the Company’s shareholders to vote on each of the Proposal No. 1.

What Happens If Shareholders Do Not Approve This Proposal?

If an adjournment proposal is presented at the Meeting and such proposal is not approved by its shareholders, the Meeting may not be adjourned to a later date in the event, based on the tabulated votes, there are not sufficient votes when the Meeting is convened to approve the Proposal No. 1. In such event, Proposal No. 1 would not be approved.

Proposed Resolution

Shareholders are being asked to adopt the following resolution:

“RESOLVED, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Required Vote

Approval of the proposal to adjourn the Meeting, requires the affirmative vote of the majority of the Ordinary Shares as of the record date represented in person or by proxy at the Meeting. Adoption of the Adjournment Proposal is not conditioned upon the adoption of the other Proposal.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of Proposal No. 2.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Meeting other than those specifically set forth in the Notice of the Meeting and knows of no matters to be brought before the Meeting by others. If any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

By Order of the Board of Directors

/s/ Chris Nicholas
Corporate Secretary

Dated: September 26, 2023

SHARPLINK GAMING LTD.
333 WASHINGTON AVE N
MINNEAPOLIS, MINNESOTA 55401

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23644-S73780

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SHARPLINK GAMING LTD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Note: Please sign exactly as your name or names appear(s) on this Proxy. If two or more persons are joint owners of a share, this instrument must be executed by the person who is registered first in the Company's Register of Members. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V23645-S73780

SHARPLINK GAMING LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DeLucia, Chief Financial Officer of the undersigned, and Rob Phythian, Chief Executive Officer of the undersigned, or either of them, for and in the name(s) of the undersigned, with full power of substitution and revocation to vote any and all ordinary shares, par value NIS 0.60 per share, of SharpLink Gaming Ltd. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Extraordinary General Meeting of Shareholders of the Company to be held on October 17, 2023 at 11:00 a.m. Central time at the Company's headquarters located at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401 USA, and at any adjournment(s) or postponement(s) thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business and related resolutions as more fully described in the notice of and proxy statement for such Extraordinary General Meeting of Shareholders (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

FOR THE FULL TEXT OF EACH RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF SHARPLINK GAMING LTD.

October 17, 2023

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on the reverse side)